3rd Quarter 2015 Earnings Conference Call October 23, 2015 EXHIBIT 99.2

Safe Harbor Statement The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, FERC, MPSC, NRC and CFTC as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals or new legislation, including legislative amendments and Retail Access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation and increased thefts of electricity and, for DTE Energy, natural gas; environmental issues, laws, regulations, and the increased costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; volatility in commodity markets; deviations in weather and related risks impacting the results of DTE Energy’s energy trading operations; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant construction projects; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; employee relations and the impact of collective bargaining agreements; the risk of a major safety incident at an electric distribution or generation facility and, for DTE Energy, a gas storage, transmission or generation facility; the availability, cost, coverage and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; contract disputes; binding arbitration, litigation and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the “Forward-Looking Statements” sections in each of DTE Energy’s and DTE Electric’s 2014 Forms 10-K and 2015 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. 2

• Peter Oleksiak – Senior Vice President and CFO • Jeff Jewell – Vice President and Controller • Mark Rolling – Vice President and Treasurer • Anastasia Minor – Executive Director, Investor Relations 3 Participants

• Overview • Third Quarter 2015 Earnings Results • Cash Flow and Balance Sheet Metrics • Summary 4

Our business strategy is fundamental to how we create value for our investors 5 5% - 6% Annual EPS Growth Attractive Dividend Strong Balance Sheet  Utility growth plan driven by infrastructure investments  Strategic and transparent growth opportunities in non-utility businesses provide diversity in earnings and geography  Constructive regulatory structure and continued cost savings enable utilities to earn their authorized returns  Operational excellence and customer satisfaction that are distinctive in our industry  Strong BBB credit rating; grow dividends with earnings

We continue to make progress on many fronts • Michigan energy policy • 2015 utility rate proceedings • 2015 operating EPS guidance increased • 2016 operating EPS early outlook • 2015 cash and capital guidance update • Non-utility projects − Millennium update − NEXUS Pipeline update 6

Lansing leaders are working toward constructive energy policy reform 7 Senator Mike Nofs Energy and Technology Committee Chair Valerie Brader Executive Director for the Michigan Agency for Energy Representative Aric Nesbitt Energy Policy Committee Chair Governor Rick Snyder Clean 1 2 Reliable 4 Affordable 3 Flexible John Quackenbush MPSC Chair

Retail Open Access Integrated Resource Planning Regulatory Senate 8 • One-time election • Cost pre-approval process • Fair net-metering 5 year requirement Position House 3 year requirement  • Capacity requirement • Venue for renewable generation and energy efficiency decisions • 10-month rate case completion • Potential revenue decoupling            Current comprehensive energy legislation policy proposals address a number of key issues

Our 2015 operating EPS* guidance and 2016 early outlook midpoints provide solid growth 9 * Reconciliation to GAAP reported earnings included in the appendix (dollars per share) $3.33 $3.64 $3.75 $3.94 $4.09 $4.60 $2.12 $2.24 $2.35 $2.48 $2.62 $2.76 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Operating EPS Dividend Actuals Forecast $4.78 $4.69 5.8% increase $2.92 2015 Operating EPS Guidance Midpoint Total DTE Energy $4.78 Growth segments $4.69 $4.93 2016 Operating EPS Early Outlook Midpoint $4.93

We are reaffirming our 2015 operating EPS* guidance and 2016 early outlook (millions, except EPS) * Reconciliation to GAAP reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading 2015 Guidance 2016 Early Outlook 2015 YTD DTE Electric DTE Gas Gas Storage & Pipelines Power & Industrial Projects Corporate & Other Growth segments** Growth segments operating EPS Energy Trading DTE Energy Operating EPS Avg. Shares Outstanding $554 - $570 128 - 134 95 - 100 95 - 100 (50) - (46) $822 - $858 $4.59 - $4.79 $10 - $20 $832 - $878 179 $4.65 - $4.91 $588 - $604 135 - 141 102 - 110 95 - 105 (50) - (46) $870 - $914 $4.80 - $5.05 $0 $870 - $914 181 $4.80 - $5.05 $461 93 79 83 (47) $669 $3.73 $14 $683 179 $3.81 10  

• Overview • Third Quarter 2015 Earnings Results • Cash Flow and Balance Sheet Metrics • Summary 11

12 DTE Energy Third Quarter 2015 Operating Earnings Variance 3Q 2014 3Q 2015 Change DTE Electric 135$ 214$ 79$ DTE Gas (16) (11) 5 Gas Storage & Pipelines 20 27 7 Power & Industrial Projects 38 32 (6) Corporate & Other 1 (9) (10) Growth segments** 178$ 253$ 75$ Growth segments operating EPS 1.00$ 1.40$ 0.40$ Energy Trading 3$ (1)$ (4)$ DTE Energy 181$ 252$ 71$ Operating EPS 1.02$ 1.40$ 0.38$ Avg. Shares Outstanding 177 180 Operating Earnings* * Reconciliation to GAAP reported earnings included in the appendix Drivers DTE Electric • Primarily favorable weather and rate implementation DTE Gas • Reinvest spend in 3Q 2014 and increase in IRM surcharge*** Non-Utility • Gas Storage & Pipelines driven by higher pipeline and gathering earnings • Power & Industrial Projects lower due to steel earnings Corporate & Other • Timing of taxes Energy Trading • Economic net income* not yet realized for accounting purposes (millions, except EPS) *** Infrastructure Recovery Mechanism surcharge ** Total DTE Energy excluding Energy Trading

* Reconciliation to GAAP reported earnings included in the appendix Drivers • Warmer weather in 3Q 2015 Variance to normal weather - 3Q 2014: ($33) - 3Q 2015: $4 • July 1st rate implementation • Lower 3Q 2015 storm expense and 3Q 2014 lean • Other primarily rate base growth (property taxes, depreciation and interest) Operating Earnings* Variance (millions) 13 $135 $37 $38 $19 ($15) $214 DTE Electric Variance Analysis

• Overview • Third Quarter 2015 Earnings Results • Cash Flow and Balance Sheet Metrics • Summary 14

Cash Flow Summary YTD 2015 Cash Flow and Capital Expenditures (billions) Capital Expenditures Summary (millions) ** Includes Main Renewal / Meter Move-out / Pipeline Integrity YTD 2014 YTD 2015 Cash From Operations* $1.2 $1.5 Capital Spending (1.5) (1.7) Free Cash Flow ($0.3) ($0.2) Asset Sales & Other - $0.1 Dividends (0.3) (0.4) Net Cash ($0.6) ($0.5) Debt Financing: Issuances $1.8 $1.0 Redemptions (1.2) (0.5) Change in Debt $0.6 $0.5 YTD 2014 YTD 2015 DTE Electric Operational $845 $918 Environmental 119 106 New Generation 179 261 $1,143 $1,285 DTE Gas Operational $99 $134 Main Replacement** 53 61 $152 $195 Non-Utility $238 $219 Total $1,533 $1,699 * Includes $0 and ~$200 million of equity issued for employee benefit programs in YTD 2014 and YTD 2015, respectively 15

Cash Flow Summary We are revising our 2015 cash flow and capital expenditures guidance (billions) Capital Expenditures Summary (millions) ** Includes Main Renewal / Meter Move-out / Pipeline Integrity Prior Guidance Revised Guidance Cash From Operations* $1.7 $1.8 Capital Spending (2.6) (2.5) Free Cash Flow ($0.9) ($0.7) Asset Sales & Other $0.1 $0.1 Dividends (0.5) (0.5) Net Cash ($1.3) ($1.1) Debt Financing: Issuances $1.6 $1.4 Redemptions (0.3) (0.3) Change in Debt $1.3 $1.1 Prior Guidance Revised Guidance DTE Electric Operational $1,270 $1,270 Environmental 100 100 New Generation 450 450 $1,820 $1,820 DTE Gas Operational $200 $200 Main Replacement** 80 80 $280 $280 Non-Utility $400 - $500 $350 Total $2,500 - $2,600 $2,450 * Includes impact of ~$200 million of equity issued for employee benefit programs 16

25% 21% 2014 2015E 2016-2018E 51% 52% 2014 2015E 2016-2018E Leverage* Strong balance sheet remains a key priority and supports growth * Debt excludes securitization, a portion of DTE Gas’ short-term debt, and considers 50% of the Junior Subordinated Notes as equity Funds from Operations** / Debt* Target 50% - 53% Target 20% - 22% • Completed 2015 equity issuances of $200 million − Targeting ~$800 million of equity issuances next 3 years • DTE Gas issued $165 million of long-term debt in July 2015 • $1.8 billion of available liquidity as of September 30, 2015 • Consistently maintain strong balance sheet metrics 17 ** Funds from Operations (FFO) is calculated using operating earnings

• Overview • Third Quarter 2015 Earnings Results • Cash Flow and Balance Sheet Metrics • Summary 18

Summary * Reconciliation to GAAP reported earnings included in the appendix 19 • We are confident in this year’s performance and recently increased our 2015 operating EPS* guidance midpoint to $4.69 for our growth segments and $4.78 for DTE Energy • Constructive outcomes expected in both Michigan’s energy policy reform and DTE’s regulatory filings • Utility investments and strategic growth opportunities in our non-utility businesses expected to provide 5% - 6% annual EPS growth going forward EEI conference presentation is November 10 at 11:15 AM EST with Gerry Anderson – Chairman & CEO Webcast access: www.dteenergy.com/investors

Detroit is in the midst of a revitalization 20 DTE Energy Investor Relations www.dteenergy.com/investors (313) 235-8030 DTE Energy Investor Relations www.dteenergy.com/investors (313) 235-8030

Appendix

Right of way, field work, design, planning NEXUS project nearing next major milestone • 50% ownership with Spectra Energy • 1.5 Bcf/d pipeline • ~250 miles of pipe • DTE expected investment $1 billion 2014 2015 2016 2017 2018 Construction Commercial operation Contracted for pipe In-service 4Q17 EPCM* executed * Engineering, procurement, construction and project management contract FERC pre-filing FERC filing 4Q15 Completed 22

$410 $417 $426 $434 $443 2013 2014 2015E 2016E 2017E (billions) Michigan’s economy continues to improve 8.5% 7.1% 5.5% 5.4% 5.3% 2013 2014 2015E 2016E 2017E 2,439 2,244 2,371 2,444 2,434 2013 2014 2015E 2016E 2017E (000s) 15.1 15.8 17.6 19.7 21.9 2013 2014 2015E 2016E 2017E (000s) Gross State Product Auto Production Lower Unemployment Rate Housing Starts Up Source: IHS 23

Weather and DTE Electric Weather Normal Sales * Includes adjustments for temperature normalization and customer outages due to weather 24 Cooling degree days Heating degree days DTE Electric service territory DTE Gas service territory 3Q 2014 3Q 2015 % change 3Q 2014 3Q 2015 % change Actuals 408 605 48% Actuals 159 74 -53% Normal 580 580 Normal 130 134 3% Deviation from normal -30% 4% Deviation from normal 22% -45% YTD 2014 YTD 2015 % change YTD 2014 YTD 2015 % change Actuals 648 835 29% Actuals 4,916 4,564 -7% Normal 795 795 Normal 4,079 4,138 1% Deviation from normal -18% 5% Deviation from normal 21% 10% Earnings impact of weather Earnings impact of weather Variance from normal weather (millions, after-tax) Variance from normal weather (millions, after-tax) DTE Electric 3Q YTD DTE Gas 3Q YTD 2014 ($33) ($17) 2014 $1 $32 2015 $4 $12 2015 ($1) $17 YTD 2014 YTD 2015 % change Residential 11,558 11,568 0% Commercial 15,117 15,197 1% Industrial** 9,330 9,117 -2% Other 439 209 -52% TOTAL SALES*** 36,444 36,091 -1% Weather Normal Electric Sales* - DTE Electric Service Area (Includes El ctric Choice) (GWh) *** Includes 3,848 of Choice in 2014 and 3,723 in 2015 ** 2015 Industrial sales adjusted for steel resolution

DTE Energy Third Quarter Trading Reconciliation of Operating Earnings* to Economic Net Income

DTE Energy

(millions)



($1)
$15
$14
3Q 2015 Operating Earnings*
Accounting Adjustments**
3Q 2015 Economic Net Income
$3
$11
$14
3Q 2014 Operating Earnings*
Accounting Adjustments**
3Q 2014 Economic Net Income

- Economic net income equals economic gross margin*** minus O&M expenses and taxes
- DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors
- Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget

Operating Earnings*

(millions, after-tax)

	3Q 2014	3Q 2015
Realized	$4	($3)
Unrealized	11	14
O&M / Other	(12)	(12)
	$3	($1)

* Reconciliation to GAAP reported earnings included in the appendix

** Consists of 1) the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not marked-to-market, instead are recognized for accounting purposes on an accrual basis; and 2) Operating Adjustments for unrealized marked-to-market changes of certain derivative contracts

*** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs

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DTE Energy YTD Trading Reconciliation of Operating Earnings* to Economic Net Income ** Consists of 1) the income statement effect of not recognizing changes in the fair market value of certain non- derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not marked-to-market, instead are recognized for accounting purposes on an accrual basis; and 2) Operating Adjustments for unrealized marked-to-market changes of certain derivative contracts YTD 2015 Economic Net Income Accounting Adjustments** YTD 2015 Operating Earnings* $1 $36 • Economic net income equals economic gross margin*** minus O&M expenses and taxes • DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors • Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget * Reconciliation to GAAP reported earnings included in the appendix *** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs Operating Earnings* Realized Unrealized O&M / Other YTD 2014 YTD 2015 $25 $25 24 11 (35) (35) (millions, after-tax) $1 $14 YTD 2014 Operating Earnings* YTD 2014 Economic Net Income Accounting Adjustments** $35 $14 $39 $53 26 (millions)

Third Quarter 2015 and September YTD Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

	Net Income (millions)				EPS			
	3Q'15	3Q'14	YTD '15	YTD '14	3Q'15	3Q'14	YTD '15	YTD '14
DTE Energy Reported Earnings	$ 265	$ 156	$ 647	$ 606	$ 1.47	$ 0.88	$ 3.61	$ 3.42
DTE Electric								
2011/2012 PSCR* disallowance			12				0.07	
DTE Gas								
Gas Storage & Pipelines								
Power & Industrial Projects								
Contract termination			10				0.05	
Corporate & Other								
NY state tax law change				8				0.04
Energy Trading								
Natural gas pipeline refund			(10)				(0.06)	
Certain mark to market adjustments	(13)	25	24	(5)	(0.07)	0.14	0.14	(0.02)
DTE Energy Operating Earnings	$ 252	$ 181	$ 683	$ 609	$ 1.40	$ 1.02	$ 3.81	$ 3.44

* Power Supply Cost Recovery

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2009 – 2014 Full Year Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

	Net Income (millions)						EPS					
	2009	2010	2011	2012	2013	2014	2009	2010	2011	2012	2013	2014
DTE Energy Report Earnings	$ 532	$ 630	$ 711	$ 610	$ 661	$ 905	$3.24	$3.74	$4.18	$3.55	$3.76	$5.10
DTE Electric												
Chrysler bad debt	4						0.02					
Settlement with Detroit Thermal		(3)						(0.02)				
Fermi 1 asset retirement obligation			9						0.05			
DTE Gas												
Performance excellence process		(20)						(0.12)				
Gas Storage & Pipelines												
Power & Industrial Projects												
Chrysler bad debt	1						0.01					
General Motors bad debt	3						0.02					
Coke oven gas settlement				7						0.04		
Chicago Fuels terminal sale				2						0.01		
Pet coke mill impairment				1						0.01		
Asset impairment					4						0.02	
Energy Trading												
Certain mark-to-market transactions					55	(102)					0.31	(0.57)
Corporate & Other												
Antrim hedge	3						0.01					
Michigan corporate income tax adj.			(87)						(0.50)			
Investment impairment						5						0.03
NY state tax law change						8						0.04
Unconventional Gas												
Discontinued operations	6	8	3	56			0.03	0.04	0.02	0.33		
DTE Energy Operating Earnings	$ 549	$ 615	$ 636	$ 676	$ 720	$ 816	$3.33	$3.64	$3.75	$3.94	$4.09	$4.60

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Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. For comparative purposes, 2009 through 2012 operating earnings exclude the Unconventional Gas Production segment that was classified as a discontinued operation on 12/31/2012. Reconciliation of Other Reported to Operating Earnings 29